INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2022
INTANGIBLE ASSETS
INTANGIBLE ASSETS

NOTE 11 - INTANGIBLE ASSETS

Intangible assets are as follows:

	June 30,	December 31,
	2022	2021
Acquired technology – Polytherapeutics	$40,433	$40,433
Technology license – Skinvisible	1,000,000	1,000,000
Total cost	1,040,433	1,040,433
Accumulated amortization	(283,850)	(231,829)
Net book value	$756,583	$808,604

The Company recorded amortization expense of approximately $52,000 ($26,000 per quarter) for both of the six months ended June 30, 2022 and 2021. The Company recorded amortization expense of approximately $26,000 for both of the three months ended June 30, 2022 and 2021. The annual amortization expense expected to be recorded for existing intangible assets for the years 2022 through 2026, and thereafter, is approximately $52,000, $104,000, $104,000, $104,000, $104,000, and $288,000, respectively.